Foreclosed Asset	12 Months Ended
Dec. 31, 2017
Banking and Thrift [Abstract]
Foreclosed Asset
(13)	Foreclosed Asset:

The Company’s foreclosed asset balances at December 31, 2017 and December 31, 2016 represent properties and personal collateral acquired by the Bank through customer loan defaults. The property is recorded at fair value less selling cost at the date acquired with any loss recognized as a charge off through the allowance for loan loss account. Additional real estate and other asset losses may be determined on individual properties at specific intervals or at the time of disposal. Additional losses are recognized as a non-interest expense. As of December 31, 2017 and December 31, 2016, the composition of the Company’s balance in foreclosed assets are as follows:

	December 31,
	2017	2016
One-to-four family mortgages	$169	135
Home equity line of credit	—	28
Multi-family	—	1,775
Land	3,200	—
Non-residential real estate	—	459

Total foreclosed assets	$3,369	2,397